SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                        BioSpecifics Technologies Corp.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563



August 26, 2002


TO THE STOCKHOLDERS:

           You are cordially invited to attend the 2002 Annual Meeting of Stockholders of BioSpecifics Technologies Corp., which will be held at the Rockville Holiday Inn, 173 Sunrise Highway, Rockville Centre, New York 11570 on September 24, 2002 at 11:00 A.M. local time.

           The Notice of the 2002 Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

           We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage prepaid envelope. If you do not return the signed proxy, your vote cannot be counted. We value your opinion and encourage you to participate in this year's annual meeting by voting your proxy.

           YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO MARK, SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


                                                 Very truly yours,
                                                 Edwin H. Wegman
                                                 CHAIRMAN OF THE BOARD

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD September 24, 2002
                              --------------------


           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioSpecifics Technologies Corp. (the "Company") will be held at the Rockville Holiday Inn, 173 Sunrise Highway, Rockville Centre, New York 11570 on September 24, 2002 at 11:00 A.M. local time, for the following purposes:

                  1. To elect two directors of the Company for the ensuing three years, and until their successors shall be duly elected and qualified; and


                  2. To transact such other business as may properly come before the meeting, or any or all adjournments or postponements thereof.

           Only stockholders of record at the close of business on August 15, 2002 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

           YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE (FOR USE IN THE UNITED STATES).

                                            By Order of the Board of Directors,

                                            Albert Horcher
                                            SECRETARY

Lynbrook, New York
August 26, 2002

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 WILBUR STREET
                            LYNBROOK, NEW YORK 11563

                               -------------------
                                 PROXY STATEMENT
                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 24, 2002


           This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Rockville Holiday Inn, 173 Sunrise Highway, Rockville Centre, New York 11570 on September 24, 2002 and any adjournments or postponements thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

           The Company intends to send the proxy materials and the 2002 Annual Report to Stockholders on or about August 26, 2002.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

OUTSTANDING SHARES ENTITLED TO VOTE

           On May 22, 2002, there were outstanding 4,550,836 shares of common stock, $.001 par value per share, of the Company ("Common Stock"). Record holders of shares of Common Stock on August 15, 2002, the record date, will be entitled to one vote for each share of such stock.

SOLICITATION OF PROXIES

           The solicitation of proxies in the enclosed form is made on behalf of the Company and the Company is paying the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by direct communication using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

RECORD DATE; REVOCABILITY OF PROXIES

           The Board of Directors has fixed the close of business on August 15, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

           The proxy will be voted (or withheld from voting) in accordance with any specifications made. Unless otherwise specified in the proxy, shares represented by proxy will be voted "FOR" election of the nominees listed herein. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised, by delivery of a later dated proxy prior to the Annual Meeting or by attending the meeting and voting in person.

QUORUM; VOTING

           The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock authorized to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

           Each unrevoked proxy card properly signed and received prior to the close of the meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted "FOR" the Board's nominees for directors as listed on the proxy card and will be voted at the discretion of the persons named as proxies on other business that may properly come before the meeting. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. Concerning the election of directors, by checking the appropriate box on your proxy card, you may: (a) vote "FOR" each of the director nominees; or (b) withhold authority to vote for any or all of the director nominees. Stockholders may vote by either completing and returning a signed proxy card prior to the meeting, voting in person at the meeting or submitting a signed proxy card at the meeting.

           If a proxy card indicates an abstention or a broker non-vote on a particular matter, the shares represented by such proxy will be counted as present for quorum purposes.

           The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

OWNERSHIP OF EQUITY SECURITIES

           To the Company's knowledge, the table that follows sets forth the beneficial ownership of shares of Common Stock as of May 22, 2002 of (i) those persons or groups known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 (each, a "named executive officer") in fiscal 2002 (which ended January 31, 2002), and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based on information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless indicated below, the stockholders listed possess sole voting and investment power with respect to their shares and the business address of each stockholder is c/o BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, New York 11563.

                                            NUMBER OF SHARES
NAME OF                                      OF COMMON STOCK          PERCENT OF
BENEFICIAL OWNER                           BENEFICIALLY OWNED            CLASS
----------------                           ------------------            -----
Edwin H. Wegman (1)                             2,415,242                46.6%
Thomas L. Wegman (2)                              195,544                 3.8%
Paul A. Gitman, MD. (3)                            75,500                 1.5%
Henry Morgan (4)                                   62,528                 1.2%
Rainer Friedel (5)                                125,000                 2.4%
Louis Lasagna                                      20,000                   *
John T. Lane                                      128,100                 2.5%
Albert Horcher (6)                                 58,000                 1.1%
Directors and executive officers as a           3,079,914                59.5%
group (8 persons)

----------
(*)        Less than 1%.

(1) Includes 1,843,327 shares of Common Stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman is the sole general partner. Includes 120,000 shares beneficially owned by The Isabel H. Wegman Rev. Trust. The sole trustee of this trust is Mr. Wegman's brother. Includes options to purchase 188,500 shares of Common Stock that are currently exercisable. Does not include options to purchase 2,000 shares of Common Stock that are not currently exercisable. Edwin H. Wegman is the father of Thomas L. Wegman.

(2) Includes 7,300 shares of Common Stock held by Thomas L. Wegman's wife and child. Includes options to purchase 160,800 shares of Common Stock that are currently exercisable. Thomas L. Wegman is a son of Edwin H. Wegman.

(3) Includes 16,500 shares of Common Stock held by Dr. Gitman's wife and children. Includes options to purchase 30,000 shares of Common Stock that are currently exercisable. Dr. Gitman's business address is c/o Long Island Jewish Medical Center, 270-05 76th Ave., New Hyde Park, New York 11040.

(4) Includes 8,000 shares of Common Stock held by Garrubbo and Morgan, a partnership of which Mr. Morgan is a general partner owning a 50% equity position. Mr. Morgan disclaims beneficial ownership of 4,000 of such shares. Includes options to purchase 30,000 shares of Common Stock that are currently exercisable. Mr. Morgan's business address is c/o Morgan, Melhuish, Monaghan, Arvidson, Abrutyn & Lisowski, 651 West Mt. Pleasant Avenue, Livingston, New Jersey 07039-1873.

(5) Includes options to purchase 125,000 shares of Common Stock that are currently exercisable.

(6) Includes options to purchase 53,000 shares of Common Stock which are currently exercisable.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

           The Board of Directors is divided into three classes, each of which is for a term of three years, with only one class of directors being elected in each year. The term of office of the third class of directors, consisting of Edwin H. Wegman and Dr. Rainer Friedel will expire on the date of the Annual Meeting, the term of office of the first class of directors, presently consisting of Thomas L. Wegman and Dr. Paul A. Gitman will expire at the Annual Meeting in 2003 and the term of office of the second class of directors, presently consisting of Henry Morgan, John T. Lane, and Dr. Louis Lasagna, will expire on the date of the Annual Meeting in 2004. In each case, barring death, resignation or removal, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

           Two persons will be elected at the Annual Meeting to serve as director for a term of three years. The Company has nominated Edwin H. Wegman and Dr. Rainer Friedel as candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case a nominee becomes unavailable for election to the Board of Directors, an event that is not expected, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment. The election of directors requires a plurality vote of those shares voted at the meeting. Each nominee has informed the Company that he will serve if elected.

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS.

INFORMATION CONCERNING NOMINEES FOR DIRECTOR

           The nominees for director have the positions with the Company and principal occupations set forth in the table below.

                       AGE AT MAY         POSITION WITH THE COMPANY                                     TERM
NAME                     22, 2002         AND PRINCIPAL OCCUPATION               DIRECTOR SINCE         EXPIRES
----                     --------    ----------------------------------          --------------         -------
Edwin H. Wegman             82       Chairman of the Board and President               1990               2001
Dr. Rainer Friedel          60       Director; Managing Director of                    1995               2001
                                     Biospecifics Pharma GmbH, the Company's
                                     German subsidiary ("Pharma")

           Edwin H. Wegman has had the positions with the Company, principal occupation and certain directorships set forth in the table above for the past five years, and has held similar positions with the Company's subsidiaries, Advance Biofactures Corporation ("ABC-New York") and Advance Biofactures of Curacao ("ABC-Curacao"), for the past five years.

           Dr. Rainer Friedel has been a director of the Company since November 1995 and managing director of BioSpecifics Pharma since January 1, 1996. From January 1994 to January 1, 1996, Dr. Friedel served as Chief Executive Officer of GBM Technology Transfer and Technology Risk Assessment, GmbH. The Company and Dr. Friedel have entered into an employment agreement effective January 1, 1999 pursuant to which Dr. Friedel has agreed to devote all of his working capacity to the Company and its subsidiaries in Germany and the United States. In fiscal 2002, Dr. Friedel received a salary of $192,500. Dr. Friedel is entitled to one year's notice of the Company's termination of the employment agreement.

INFORMATION CONCERNING CONTINUING DIRECTORS

           Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified.

                        AGE AT MAY           POSITION WITH THE COMPANY                                    TERM
NAME                      22, 2002            AND PRINCIPAL OCCUPATION            DIRECTOR SINCE         EXPIRES
----                      --------    ----------------------------------------     --------------         -------
Thomas L. Wegman             47       Director, Executive Vice President                1994               2003

Dr. Paul A. Gitman           61       Director; Director, Quality and Resource          1990               2003
                                      Management, Long Island Jewish Medical
                                      Center

Henry Morgan                 81       Director; Senior partner of the law firm          1990               2004
                                      Morgan, Melhuish, Monaghan, Arvidson,
                                      Abrutyn & Lisowski

Dr. Louis Lasagna            78       Dean, Sackler School of Graduate                  1999               2004
                                      Biomedical Sciences; Dean for Scientific
                                      and Academic Affairs
                                      Tufts University School of Medicine

John T. Lane                 60       Retired managing director, J.P. Morgan &          1999               2004
                                      Co.

           Thomas L. Wegman was Secretary and Treasurer of the Company from inception to July 1997, at which time he assumed his current position. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.

           Dr. Gitman has been Vice President, Clinical Care and Resource Management at Long Island Jewish Medical Center since January 1, 1995 and prior thereto was an independent physician engaged in the practice of internal medicine with Spellman Mykoff & Gitman, MD., P.C.

           Henry Morgan has had the principal occupation set forth in the table above for the past five years.

           Dr. Lasagna was appointed as a director of the Company effective June 1999. He has been Dean of the Sackler School of Graduate Biomedical Sciences since 1984, and Dean for Scientific and Academic Affairs since 1995, in each case at Tufts University School of Medicine. Since 1998, he has served as Chairman of the Board of the Tufts Center for the Study of Drug Development, an independent, non-profit, multidisciplinary research organization affiliated with Tufts University, committed to the exploration of scientific, economic, legal, and public policy issues related to pharmaceutical and biopharmaceutical research, development, and regulation throughout the world. Dr. Lasagna has been a member of BioSpecifics' Scientific Advisory Board since 1997.

           John T. Lane was appointed as a director effective November 1999. He has been an organizational consultant since 1994. He currently serves as a director for Medix Resources, Inc., Vytra HealthCare, Toyo Trust Company of New York, Acme Metals, and Winthrop South Nassau University Health Care System. Mr. Lane retired from J.P. Morgan & Co. in 1994 as Managing Director, Head of U.S. Private Clients.

EXECUTIVE OFFICERS

           In addition to the executive officers named above, the Company employs Albert Horcher as its Secretary, Treasurer, and Principal Financial and Chief Accounting Officer. Mr. Horcher, a certified public accountant, has served in these positions since July 1997 and is 43 years old. From February 1991 to July 1997, he served as the Company's Controller and Principal Financial and Chief Accounting Officer. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

BOARD MEETINGS AND COMMITTEES

           The Board held three meetings during the last fiscal year. The directors attended in person or by telephone the following numbers of meetings (number of meetings attended in parenthesis): Edwin H. Wegman (3); Thomas L. Wegman (3); John Lane (3); Paul Gitman (3); Rainer Friedel (2); Henry Morgan
(3); and Louis Lasagna (1). The Board does not have nominating or compensation committees. The Board has an Audit Committee consisting of Henry Morgan, Dr. Paul A. Gitman, and John Lane. The Board has a Stock Option Committee consisting of Dr. Paul A. Gitman and Henry Morgan, and an Executive Committee consisting of Edwin H. Wegman and Thomas L. Wegman. The function of the Audit Committee is to
(i) recommend selection of the Company's independent accountants, (ii) review with the independent accountants the results of their audits, (iii) review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits, (iv) review all budgets of the Company and its subsidiaries and (v) make recommendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and review matters relating to the relationship between the Company and its auditors. The function of the Executive Committee is, except for certain matters reserved to the full Board, to exercise all of the powers of the Board in the management of the business of the Company during intervals between Board meetings, if necessary. The function of the Stock Option Committee is to administer the Company's 1991 Stock Option Plan (the "1991 Plan"), the Company's 1993 Stock Option Plan (the "1993 Plan"), the Company's 1997 Stock Option Plan (the "1997 Plan"), and the Company's 2001 Stock Option Plan (the "2001 Plan"). The Audit Committee met three times during the 2001 fiscal year. The Stock Option Committee met twice and the Executive Committee did not meet during the 2002 fiscal year.

EXECUTIVE COMPENSATION

           OFFICERS

           The following table sets forth information concerning compensation for services rendered in all capacities awarded to, or earned by, certain of the Company's executive officers for the fiscal years indicated. There are no other officers who earned an aggregate salary and bonus in excess of $100,000 during the fiscal year ended January 31, 2002. These executive officers also serve in the same capacities in ABC-New York, and ABC-Curacao, except for Dr. Friedel. Salaries of the executive officers are paid by the Company's subsidiary, ABC-New York, except for Dr. Friedel, who is paid approximately 50% of his salary by the Company's subsidiary, BioSpecifics Pharma GmbH.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                        Annual Compensation       Long-Term
                                                                Compensation
--------------------------------------------------------------------------------
                                                                 Securities
Name and Principal                                           Underlying Options
  Position               Fiscal Year        Salary ($)               (#)
--------------------------------------------------------------------------------
Edwin H. Wegman             2002              405,169             100,000
  President                 2001              412,961                 -
                            2000              405,169                 -
--------------------------------------------------------------------------------
Thomas L. Wegman            2002              205,895              50,000
  Executive                 2001              209,855              20,000
  Vice President            2000              188,502              70,000
--------------------------------------------------------------------------------
Rainer Friedel              2002              192,500              50,000
  Managing Director         2001              192,500                 -
                            2000              192,500              17,500
--------------------------------------------------------------------------------
Albert Horcher              2002              120,692              20,000
  Secretary and             2001              123,013              10,000
  Treasurer                 2000              118,772               8,000
--------------------------------------------------------------------------------

           The following table contains information concerning the grants of stock options to the named executive officers of the Company during the fiscal year ended January 31, 2002.

-----------------------------------------------------------------------------------------------------------------------------------
                                              OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                Number of Securities      Percentage of Total
                                Underlying Options        Options Granted to       Exercise or Base Price
Name                             Granted (1),(2)       Employees in Fiscal Year    ($ Per Share) (3)         Expiration Date
-----------------------------------------------------------------------------------------------------------------------------------
Edwin H. Wegman                      100,000                     23.5%                     $1.10                   4/19/06
-----------------------------------------------------------------------------------------------------------------------------------
Thomas L. Wegman                      50,000                     11.8%                     $1.00                   4/19/11
-----------------------------------------------------------------------------------------------------------------------------------
Rainer Friedel                        50,000                     11.8%                     $1.00                   4/19/11
-----------------------------------------------------------------------------------------------------------------------------------
Albert Horcher                        20,000                      4.7%                     $1.00                   4/19/11
-----------------------------------------------------------------------------------------------------------------------------------

(1) All outstanding options set forth in this table are currently exercisable.

(2)        These options were granted pursuant to the 2001 Plan.

(3) The exercise price is equal to the fair market value of the underlying common stock on the date of grant.

           The following table sets forth information concerning each exercise of stock options during the 2002 fiscal year by each of the named executive officers, along with the fiscal year-end value of unexercised options.

------------------------------------------------------------------------------------------------------------------------------------
                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                 AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                             Number of Unexercised Options at    Value of Unexercised In-the-Money
                                                                   Fiscal Year-End (#)           Options at Fiscal Year-End ($) (1)
------------------------------------------------------------------------------------------------------------------------------------
                                 Shares
                               Acquired on      Value
Name                          Exercise (#)    Realized ($)   Exercisable      Unexercisable       Exercisable       Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Edwin H. Wegman                     -              -           188,500            2,000             $96,000               -
------------------------------------------------------------------------------------------------------------------------------------
Thomas L. Wegman                    -              -           160,800              -               $83,450               -
------------------------------------------------------------------------------------------------------------------------------------
Rainer Friedel                      -              -           125,000              -               $56,238               -
------------------------------------------------------------------------------------------------------------------------------------
Albert Horcher                      -              -            53,000              -               $32,725               -
------------------------------------------------------------------------------------------------------------------------------------

(1) The dollar values are calculated by determining the differences between $2.06 per share, the fair market value of the Common Stock at January 31, 2002, and the exercise price of the respective options and then multiplying this amount by the number of shares underlying the options.

DIRECTOR COMPENSATION

           Mr. John Lane, Dr. Paul Gitman, and Mr. Henry Morgan each received $4,500 for attending Board meetings in fiscal year 2002. Dr. Louis Lasagna received $6,000 as a member of the Company's Scientific Advisory Board in fiscal year 2002. The Company has no specific policy for compensating directors. In general, directors are compensated for meetings attended in person at the Company's headquarters, at a rate of $1,500 per meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file.

           To the Company's knowledge, based solely on its review of the copies of such forms furnished to it, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended January 31, 2002.

AUDIT COMMITTEE REPORT

           The Audit Committee of the Board of Directors is providing this report to enable stockholders to understand how it monitors and oversees the Company's financial reporting process. The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed and approved by the Board of Directors in 2001. This report confirms that the Audit Committee has (i) reviewed and discussed the audited financial statements for the year ended January 31, 2002 with management and the Company's independent public accountants, (ii) discussed with the Company's independent public accountants the matters required to be reviewed pursuant to the Statements on Auditing Standards No. 61 (Communications with Audit Committees); (iii) reviewed the written disclosures letter from the Company's independent public accountants as required by Independence standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) discussed with the Company's independent public accountants their independence from the Company.

           Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended January 31, 2002 be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

                                                       Respectfully submitted,

                                                       Audit Committee
                                                       John T. Lane, Chairman
                                                       Paul Gitman
                                                       Henry Morgan


                              CERTAIN TRANSACTIONS

           The S.J. Wegman Company owns Wilbur Street Corporation ("WSC"), which has leased to ABC-New York a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as the Company's administrative headquarters. Edwin H. Wegman, the Company's Chairman of the Board and President, is the President of WSC and the sole general partner of The S.J. Wegman Company, a limited partnership. In January 1998, WSC and the Company entered into a triple net lease agreement that provides for an annual rent starting at $125,000, which can increase annually by the amount of annual increase in the Consumer Price Index for the greater New York metropolitan region. The lease term is 7 years, expiring January 31, 2005. The Company believes that the terms of this lease are reasonable and the rent charged is no greater than that which would be charged by an unaffiliated landlord for comparable facilities, based on appraisals of the property. At January 31, 2002, the Company has advanced $35,647 to WSC, and has a 9% non-amortizing mortgage, secured by the Company's headquarters building, from WSC in the amount of $82,606.

           The Company has two loans to the Company's chairman. One loan, whose principal balance at January 31, 2002 is $941,306 is a demand promissory note, bears interest at 9% per annum, is collateralized by approximately 1,800,000 shares of the Company's stock. Another loan, whose principal balance at January 31, 2002 is $56,820 is a demand promissory note, bears interest at 9% per annum, an is uncollateralized. The Company also has two loans with Wilbur St. Corporation ("WSC"), an affiliate of the chairman. One loan is a non-amortizing mortgage from WSC in the amount of $82,606 and bears interest at 9% per annum; the other is for advances to WSC which amount to $35,646. For financial statement purposes, all these loans, which aggregate $1,116,378 are classified as components of stockholders' equity in the balance sheet as at January 31, 2002 and appear as "Notes due from chairman and other related party". Interest income accrued for these loans but not recognized for financial statement purposes aggregated approximately $105,000 and $72,000 for the years ended January 31, 2002 and 2001, respectively.

           ABC-New York has notes payable to a former director of the Company and to a limited partner of the S.J. Wegman Company, an affiliate, amounting to $14,010 at January 31, 2002. The notes, which bear interest at 9% per annum, are payable on demand.

                             INDEPENDENT ACCOUNTANTS

           The Company intends to use BDO Seidman LLP as its independent auditors for the 2002 fiscal year. A representative of BDO Seidman LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she chooses and is expected to be available to respond to appropriate questions.

AUDIT FEES

           The aggregate fees for professional services rendered by BDO Seidman LLP for the audit of the Company's annual financial statements on Form 10-KSB and reviews of the financial statements included in the Company's Forms 10-QSB for the year ended January 31, 2002 amounted to $60,000, of which an aggregate amount of $45,000 had been billed through January 31, 2002.

OTHER FEES

           The aggregate fees for professional services rendered by BDO Seidman LLP for tax returns filed in the United States and related compliance for the year ended January 31, 2002 amounted to $20,000, of which $5,000 had been billed through January 31, 2002.

           The Audit Committee of the Company's Board of Directors has considered whether the provisions of non-audit professional services rendered by BDO Seidman LLP is compatible with maintaining their independence, and believes that the provision of such services is so compatible.

                           2003 STOCKHOLDER PROPOSALS

           Proposals of stockholders intended to be presented at the Annual Meeting to be held following the end of the 2003 fiscal year for inclusion in the proxy statement of the Company in accordance with Rule 14a-8 of the Exchange Act must be received at the Company's offices by April 28, 2003. In addition, no proposal by a stockholder submitted outside the process of Rule 14a-8 of the Exchange Act shall be presented for vote at the Annual Meeting unless such stockholder shall, not later than the close of business on the fifth day following the date on which notice of the meeting is first given to stockholders, provide the Board of Directors or the Secretary of the Corporation with written notice of intention to present a proposal for action at the forthcoming meeting of stockholders.

                                  OTHER MATTERS

           The Board of Directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                             By Order of the Board of Directors,
                                             Albert Horcher
                                             SECRETARY


Lynbrook, New York
May 30, 2002